UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2021
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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)
(919) 228-4700
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ECOM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
Share Repurchase Program
On September 16, 2021, ChannelAdvisor Corporation (the “Company”) issued a press release announcing that its Board of Directors had approved a share repurchase program of up to $25 million in shares of its common stock through August 10, 2022. The authorization does not obligate the Company to repurchase any dollar amount of its shares. The text of the September 16, 2021 press release is included as Exhibit 99.1 to this Form 8-K.
Long-Term Financial Guidance
As part of the press release issued on September 16, 2021, the Company also announced that it targets total revenue of at least $250 million, and adjusted EBITDA, a non-GAAP measure, of at least $50 million for its year ending December 31, 2025. Adjusted EBITDA excludes depreciation, amortization, income tax (benefit) expense, net interest expense, stock-based compensation expense, changes in fair value of acquisition-related contingent consideration and one-time transaction costs associated with acquisitions.
Virtual Analyst Day
On September 17, 2021, at 9:00 a.m. Eastern Time, the Company will host a virtual Analyst Day, which will include presentations by the Company’s senior management team. The Company issued a press release on August 11, 2021 related to the Analyst Day. The text of the August 11, 2021 press release is included as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
The webcast, which will include a slide presentation, will be available on the Events and Presentations section of the Company’s Investor Relations website at https://ir.channeladvisor.com. A replay of the webcast will also be available at the same location on the Company’s Investor Relations website following the presentation.
Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1 and 99.2 and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release dated September 16, 2021
99.2	Press release dated August 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

* Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ Richard F. Cornetta
Date:	September 16, 2021		Richard F. Cornetta
Chief Financial Officer